Exhibit 99.1

Unaudited
Mid-Quarter Update to Financial Supplement
May 31, 2005

Table of Contents

REVIEW OF FINANCIAL TRENDS	2
CONSOLIDATED SELECTED AVERAGE BALANCES	4
CAPITALIZATION	5
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	5
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES	6
ASSET MANAGEMENT PERFORMANCE MEASURES	7
MORTGAGE BANKING STATISTICS	7
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS	8

National City Corporation
Review of Financial Trends

This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

Earning Assets, Net Interest Margin, and Net Interest Income

Portfolio loan growth continues to be strong, led by commercial and home equity, and the trend is expected to continue. As expected, earning assets overall are growing more slowly than the loan portfolio due to declines in mortgage loans held for sale and runoff in the investment securities portfolio. The First Franklin retained portfolio is flat, with new volumes essentially offset by paydowns. Deposit balance trends are relatively flat, but account retention and household profitability indicators are positive. The net interest margin narrowed slightly through May and is expected to show some further mild compression over the balance of the year due to a flatter yield curve. Overall, net interest income for the second quarter is expected to be up slightly compared to the first quarter, with earning asset growth partially offset by a lower net interest margin.

Noninterest Income and Expense

Core banking fees are expected to be up modestly relative to the first quarter. Mortgage banking revenue has been relatively strong due to positive net mortgage service hedging results. Gain-on-sale margins at First Franklin have improved somewhat over the first quarter but still lag historical levels, reflecting continued highly competitive conditions. The mortgage origination pipelines at both National City Mortgage and First Franklin have strengthened in recent weeks, and we expect moderately higher originations in June.

Non-interest expenses in total are at a run rate approximately equal to the first quarter. No unusual expense items have been identified or are anticipated for the second quarter.

Credit Quality

Asset quality in the corporate loan portfolio continues to improve, while credit trends in the consumer portfolio have been stable. In May, the Corporation executed a credit risk transfer agreement on $5 billion of nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed $178 million, the counterparty to this arrangement would bear the risk of additional loss up to $462 million.

Capital

In April and May, a total of 3.3 million shares were repurchased in the open market. Through June 10, an additional 600 thousand shares were repurchased. Management intends to continue repurchasing shares over the balance of this year, subject to market conditions and applicable laws and regulations, and in the context of maintaining a tangible equity to tangible assets ratio of at least 6.5 percent.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004	2004
ASSETS
Available for sale securities, at cost	$8,307	$8,463	$8,549	$8,646	$8,939	$9,348	$9,573	$9,653	$9,460	$9,618	$9,923	$6,541	$6,656

Portfolio loans:
Commercial	$27,226	$26,686	$26,042	$25,405	$25,198	$25,147	$25,171	$25,199	$24,852	$24,523	$24,980	$19,596	$19,657
Commercial construction	2,996	2,944	2,904	2,917	2,906	2,926	2,957	2,925	2,855	2,820	2,771	2,279	2,259
Real estate — commercial	11,727	11,863	11,906	12,274	12,217	12,063	11,976	11,956	12,005	12,026	11,947	10,967	10,940
Real estate — residential	31,585	31,329	30,920	30,330	30,277	30,743	30,551	30,348	30,063	29,592	29,277	28,352	27,945
Home equity lines of credit	20,862	20,185	19,670	19,423	19,053	18,581	18,080	17,584	16,839	16,294	15,626	13,342	12,845
Credit card and other unsecured lines of credit	2,295	2,312	2,315	2,338	2,400	2,393	2,327	2,329	2,309	2,282	2,252	2,189	2,257
Other consumer	8,232	8,307	8,290	8,325	8,309	7,966	7,911	7,884	7,719	7,545	7,435	7,040	7,130

Total portfolio loans	$104,923	$103,626	$102,047	$101,012	$100,360	$99,819	$98,973	$98,225	$96,642	$95,082	$94,288	$83,765	$83,033

Loans held for sale or securitization:
Commercial	$20	$9	$9	$17	$21	$22	$13	$13	$17	$17	$148	$24	$15
Commercial real estate	295	345	397	214	315	384	371	223	278	348	357	—	—
Mortgage:
National City Mortgage	7,536	8,194	8,238	8,170	9,092	9,259	9,289	8,827	8,748	8,498	9,424	10,861	11,832
First Franklin	1,682	1,997	2,491	2,773	2,658	2,123	1,958	1,874	2,162	2,402	2,875	2,962	2,580
National City Home Loan Services (formerly Altegra)	—	—	—	—	71	144	—	—	7	3	3	5	68
Provident PCFS	—	—	2	2	3	3	—	10	47	86	145	—	—

Total mortgage loans held for sale	9,218	10,191	10,731	10,945	11,824	11,529	11,247	10,711	10,964	10,989	12,447	13,828	14,480

Total loans held for sale or securitization	$9,533	$10,545	$11,137	$11,176	$12,160	$11,935	$11,631	$10,947	$11,259	$11,354	$12,952	$13,852	$14,495

LIABILITIES
Deposits:
Noninterest bearing	$17,949	$18,885	$18,475	$17,686	$18,203	$18,726	$19,309	$18,628	$18,729	$18,722	$18,741	$17,279	$18,127
NOW and money market accounts	28,571	29,093	29,345	29,145	29,260	29,730	29,893	29,928	29,449	29,715	30,159	28,626	28,696
Savings accounts	2,418	2,456	2,478	2,548	2,567	2,634	2,744	2,742	2,613	2,648	2,774	2,584	2,594
Consumer time	18,126	17,819	17,459	17,197	16,914	16,739	16,669	16,585	16,401	16,337	16,217	13,618	13,471

Core deposits	67,064	68,253	67,757	66,576	66,944	67,829	68,615	67,883	67,192	67,422	67,891	62,107	62,888
Other	5,156	5,053	4,908	4,895	4,821	4,822	5,183	5,140	5,065	5,373	5,161	1,180	1,107
Foreign	7,861	6,851	7,714	8,882	11,957	11,882	9,983	8,962	9,725	9,447	10,253	9,701	10,100

Total deposits	$80,081	$80,157	$80,379	$80,353	$83,722	$84,533	$83,781	$81,985	$81,982	$82,242	$83,305	$72,988	$74,095

Federal funds borrowed and security repurchase agreements	$5,902	$5,981	$6,839	$6,984	$7,553	$7,623	$6,846	$6,900	$7,400	$8,012	$8,667	$8,236	$7,719
Borrowed funds	2,523	2,820	1,563	1,607	1,298	1,270	1,507	2,175	1,616	800	958	1,803	1,297
Long-term debt	34,938	34,470	33,435	32,190	29,475	28,527	29,284	28,983	27,254	25,688	24,438	20,533	20,295

Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$2,599	$2,928	$2,781	$2,462	$2,673	$3,017	$3,168	$2,902	$2,815	$2,720	$2,771	$2,911	$3,916
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,394	1,358	1,293	1,210	1,159	1,202	1,436	1,540	1,421	1,381	1,340	1,185	1,132
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	114	114	99	108	102	107	118	104	99	92	93	—	—
Interest bearing mortgage escrow replacement reserve (IRR) balances	124	139	132	143	139	132	126	127	122	119	116	—	—

Noninterest bearing deposits excluding P&I , T&I, and NRR balances	13,842	14,485	14,302	13,906	14,269	14,400	14,587	14,082	14,394	14,529	14,537	13,183	13,079
Core deposits excluding P&I , T&I, NRR, and IRR balances	62,833	63,714	63,452	62,653	62,871	63,371	63,767	63,210	62,735	63,110	63,571	58,011	57,840

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CAPITALIZATION (Period End)
(In millions, except per share and employee data)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004	2004
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	1.1	2.2	5.0	6.0	2.9	5.1	4.4	3.4	5.6	2.4	8.0	9.0	—
Average price per share of repurchased common shares	$33.94	$33.55	$34.75	$35.90	$35.86	$37.10	$38.33	$38.40	$38.31	$37.09	$35.72	$35.06	—
Total cost	$36.4	$73.8	$173.2	$216.8	$104.0	$189.3	$168.2	$130.7	$214.8	$87.5	$286.9	$315.9	—
Common shares remaining under authorization(1)	19.9	21.0	23.2	28.2	34.2	37.1	17.2	21.6	25.0	30.6	33.0	41.0	50.0

Shares outstanding:
Average basic	636.4	637.4	638.4	642.8	647.8	648.4	653.4	657.0	660.7	662.9	666.4	618.4	621.5
Average diluted	644.1	644.2	646.5	652.9	658.2	660.8	667.2	670.8	675.4	677.3	678.6	625.0	627.8
Ending common	636.4	636.7	637.8	640.1	646.0	646.7	651.5	655.4	658.3	662.6	662.7	612.9	621.6

(1)    In December 2004, National City’s Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004    share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004	2004
Line of business staff:
Consumer and Small Business Financial Services	13,204	13,140	13,183	13,253	13,102	13,079	12,791	12,640	12,661	12,717	12,863	12,314	12,210
Wholesale Banking	2,342	2,334	2,350	2,328	2,296	2,282	2,280	2,259	2,272	2,257	2,288	1,683	1,690
National City Mortgage	7,939	7,936	7,970	7,945	7,904	7,814	7,761	7,728	7,674	7,725	7,738	7,819	7,795
National Consumer Finance
First Franklin Financial Corporation	2,483	2,429	2,392	2,388	2,376	2,391	2,492	2,488	2,481	2,450	2,369	2,241	2,157
National City Home Loan Services	372	347	341	333	325	325	326	333	326	326	332	338	338
National Home Equity	480	461	448	429	431	415	412	411	415	429	437	391	365
National City Warehouse Resources	83	84	87	86	87	69	70	68	63	64	66	—	—
Provident PCFS(2)	—	—	—	—	—	245	262	369	437	448	455	—	—

Total National Consumer Finance	3,418	3,321	3,268	3,236	3,219	3,445	3,562	3,669	3,722	3,717	3,659	2,970	2,860
Asset Management	1,529	1,518	1,524	1,527	1,530	1,517	1,514	1,527	1,522	1,522	1,556	1,500	1,484
National Processing(3)	—	—	—	—	—	—	—	—	1,608	1,621	1,673	1,655	1,639

Corporate support staff(4)	6,582	6,621	6,813	7,023	7,001	7,093	7,238	7,247	6,933	7,018	7,198	6,121	5,988

Total Employees	35,014	34,870	35,108	35,312	35,052	35,230	35,146	35,070	36,392	36,577	36,975	34,062	33,666

(1)	Represents period-end, active, full-time equivalent employees
(2)	In December 2004, the Provident PCFS business was sold
(3)	In October 2004, the National Processing business was sold
(4)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004	2004
Average Total Deposits (in millions)(1)	$53,032	$53,053	$52,694	$52,115	$51,988	$52,062	$51,611	$51,578	$51,867	$52,087	$52,411	$48,407	$48,391

PERIOD-END DEPOSIT ACCOUNT METRICS(1)
Personal Deposits:

Number of accounts (in thousands):
Noninterest bearing checking	1,753	1,754	1,753	1,742	1,740	1,748	1,734	1,741	1,750	1,758	1,756	1,661	1,659
Interest bearing checking	884	868	856	867	857	844	837	831	830	825	820	750	744
Money market savings	691	675	663	620	599	584	557	549	541	531	511	496	483
Regular savings	707	717	728	739	749	760	766	779	796	808	834	806	823

Total personal deposit accounts	4,035	4,014	4,000	3,968	3,945	3,936	3,894	3,900	3,917	3,922	3,921	3,713	3,709

Average account size:
Noninterest bearing checking	$2,104	$2,258	$2,134	$2,221	$2,132	$2,177	$2,029	$2,136	$1,997	$2,023	$2,036	$2,001	$2,129
Interest bearing checking	8,982	9,294	9,342	9,197	9,220	9,679	9,442	9,561	9,582	9,900	10,339	10,559	10,997
Money market savings	19,984	20,574	21,139	22,669	23,488	24,025	25,182	25,786	26,337	27,091	28,705	28,876	30,108
Regular savings	3,008	3,000	2,982	2,903	2,853	2,847	2,786	2,771	2,735	2,727	2,712	2,822	2,812

Total average account size	$6,832	$6,992	$6,982	$7,067	$7,052	$7,155	$7,084	$7,174	$7,119	$7,219	$7,391	$7,496	$7,700

Business Deposits:
Number of accounts (in thousands)	378	376	370	369	367	367	363	362	362	357	355	336	334
Average account size	$20,498	$19,413	$19,944	$20,103	$19,892	$19,960	$20,964	$20,737	$20,660	$20,749	$21,717	$19,737	$19,783
Time Deposits:
Number of accounts (in thousands)	960	947	930	917	907	902	887	895	898	900	903	805	803
Average account size	$18,515	$18,388	$18,307	$18,323	$18,196	$18,032	$17,963	$17,734	$17,702	$17,609	$17,446	$16,451	$16,290

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(3)	1,675	1,339	2,216	1,793	1,335	2,485	2,065	1,854	2,263	3,358	2,380	2,421	2,568
Other(4)	1,527	1,277	1,258	1,368	1,340	1,288	1,584	1,600	1,885	1,819	1,576	1,767	1,574
Home equity and other lines of credit	6,840	7,642	7,361	4,998	4,635	7,477	6,061	7,269	7,438	7,451	9,558	7,337	8,218

Total consumer loan originations	10,042	10,258	10,835	8,159	7,310	11,250	9,710	10,723	11,586	12,628	13,514	11,525	12,360

BANK BRANCHES AND OTHER
Total bank branches	1,221	1,222	1,217	1,226	1,226	1,222	1,222	1,224	1,206	1,207	1,207	1,142	1,146
ATMs	1,931	1,938	1,928	1,937	1,958	1,948	1,948	1,945	1,931	2,106	2,101	1,642	1,631
Online banking customers	1,106,901	1,085,084	1,062,707	1,038,882	1,023,818	1,014,403	1,005,659	997,355	975,392	968,093	944,853	900,074	880,017

(1)	Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter results of Consumer and Small Business Financial Services.
(2)	Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.
(3)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.
(4)	Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004	2004
ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$60,105	$60,698	$62,076	$60,868	$63,038	$61,262	$60,332	$60,322	$60,743	$60,984	$59,757	$59,741	$58,892
Acquisition	—	—	—	—	—	—	—	257	—	—	3,218	—	—
Estimated change due to market impact	960	(65)	(591)	809	(619)	944	994	(1,825)	265	360	(1,327)	919	124
Other activity, net	126	(528)	(787)	399	(1,551)	832	(64)	1,578	(686)	(601)	(664)	(903)	725

Value at end of period	61,191	60,105	60,698	62,076	60,868	63,038	61,262	60,332	60,322	60,743	60,984	59,757	59,741

Non-managed assets:
Value at beginning of period	44,366	45,398	46,282	45,377	45,739	46,508	48,005	47,327	47,191	46,635	41,096	51,689	52,320
Acquisition	—	—	—	—	—	—	—	137	—	—	6,710	—	—
Divestiture(1)	—	—	—	—	—	—	—	—	—	—	—	(10,805)	—
Estimated change due to market impact	738	(347)	(604)	630	(844)	866	820	1,231	176	121	(747)	358	237
Other activity, net	(677)	(685)	(280)	275	482	(1,635)	(2,317)	(690)	(40)	435	(424)	(146)	(868)

Value at end of period	44,427	44,366	45,398	46,282	45,377	45,739	46,508	48,005	47,327	47,191	46,635	41,096	51,689

Total assets at end of period	$105,618	$104,471	$106,096	$108,358	$106,245	$108,777	$107,770	$108,337	$107,649	$107,934	$107,619	$100,853	$111,430

Proprietary mutual fund assets (included above)	$12,084	$12,058	$12,444	$12,763	$12,794	$13,483	$13,450	$13,621	$13,446	$13,308	$13,611	$14,131	$14,042

(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

MORTGAGE BANKING STATISTICS ($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004	2004
PRODUCTION DATA
Applications:(1)
National City Mortgage (NCM)	$8,349	$8,419	$8,346	$8,585	$7,469	$7,694	$7,984	$8,633	$9,094	$9,096	$8,221	$8,429	$7,845
First Franklin	4,814	3,601	4,420	3,225	3,088	3,607	3,748	3,956	4,098	4,492	4,385	5,920	5,127

Total Applications	$13,163	$12,020	$12,766	$11,810	$10,557	$11,301	$11,732	$12,589	$13,192	$13,588	$12,606	$14,349	$12,972

Percentage of NCM applications represented by refinances	49%	45%	47%	56%	56%	57%	55%	54%	52%	48%	42%	39%	41%

Originations:
NCM Retail	$2,993	$2,693	$2,874	$2,231	$2,149	$2,684	$2,729	$2,644	$2,577	$2,648	$2,510	$2,871	$3,026
NCM Wholesale	1,962	2,024	2,784	2,337	2,599	2,980	2,892	2,483	2,710	2,659	2,396	2,551	2,616
Less: portfolio loan originations	(566)	(522)	(496)	(378)	(353)	(437)	(457)	(449)	(448)	(466)	(467)	(521)	(456)

Total NCM originations for sale	4,389	4,195	5,162	4,190	4,395	5,227	5,164	4,678	4,839	4,841	4,439	4,901	5,186

Total First Franklin loan originations	2,479	2,150	2,335	1,685	1,585	2,234	2,347	2,372	2,335	2,666	2,742	3,556	2,786
Less: portfolio loan originations	(992)	(855)	(846)	(152)	(664)	(772)	(813)	(1,009)	(773)	(1,013)	(1,049)	(1,285)	(880)

Total First Franklin originations for sale	1,487	1,295	1,489	1,533	921	1,462	1,534	1,363	1,562	1,653	1,693	2,271	1,906

Total Loans Originated For Sale	$5,876	$5,490	$6,651	$5,723	$5,316	$6,689	$6,698	$6,041	$6,401	$6,494	$6,132	$7,172	$7,092

Percentage of NCM originations represented by refinances	47%	49%	57%	58%	57%	55%	57%	52%	47%	43%	39%	42%	53%
Percentage of First Franklin originations represented by refinances	31%	34%	36%	39%	39%	34%	37%	35%	31%	33%	33%	34%	33%

LOAN SALES
NCM loans sold servicing retained	$3,813	$4,451	$3,999	$4,302	$4,787	$4,341	$4,451	$3,812	$4,381	$4,161	$5,500	$5,483	$5,820
NCM loans sold servicing released	183	127	130	126	162	136	154	210	237	92	88	119	79

Total NCM loan sales	3,996	4,578	4,129	4,428	4,949	4,477	4,605	$4,022	$4,618	$4,253	$5,588	$5,602	$5,899
First Franklin loans sold servicing retained	—	847	1,080	—	796	970	949	—	—	—	—	—	—
First Franklin loans sold servicing released	1,260	559	1,455	—	1,141	330	382	1,565	1,678	2,625	1,263	2,317	1,358

Total First Franklin loan sales	1,260	1,406	2,535	—	1,937	1,300	1,331	1,565	1,678	2,625	1,263	2,317	1,358

Total Mortgage Loan Sales	$5,256	$5,984	$6,664	$4,428	$6,886	$5,777	$5,936	$5,587	$6,296	$6,878	$6,851	$7,919	$7,257

SERVICING DATA
NCM mortgage loans serviced for third parties	$157,082	$156,646	$155,087	$155,781	$154,142	$152,367	$152,365	$151,280	$150,329	$150,290	$149,293	$146,958	$144,859
First Franklin mortgage loans serviced for third parties	4,437	4,506	3,722	2,677	2,697	1,913	949	—	—	—	—	—	—

Total Mortgage Loans Serviced for Third Parties	$161,519	$161,152	$158,809	$158,458	$156,839	$154,280	$153,314	$151,280	$150,329	$150,290	$149,293	$146,958	$144,859

(1)	Includes loans originated for sale and to be held in portfolio

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004	2004
PRODUCTION DATA
Originations:
Total First Franklin originations	$2,479	$2,150	$2,335	$1,685	$1,585	$2,234	$2,347	$2,372	$2,335	$2,666	$2,742	$3,556	$2,786
Weighted-average note rate	7.07%	7.13%	6.97%	7.04%	7.01%	6.95%	6.88%	6.91%	7.02%	7.08%	7.04%	6.74%	6.61%
Weighted-average credit score(2)	655	654	654	651	651	653	652	654	653	653	654	660	660

Sales:
Total sales of First Franklin loans to third parties	$1,260	$1,406	$2,535	—	$1,937	$1,300	$1,331	$1,565	$1,678	$2,625	$1,263	$2,317	$1,358
Total production revenue	24	26	61	(5)	28	24	24	29	37	66	25	81	44

PORTFOLIO STATISTICS(3)
Period-end portfolio balance	$18,621	$18,344	$18,131	$18,706	$18,519	$18,260	$18,597	$18,273	$18,116	$17,729	$17,369	$16,714	$16,436
Weighted-average note rate	6.79%	6.77%	6.77%	6.75%	6.74%	6.76%	6.85%	6.85%	6.84%	6.83%	6.83%	6.84%	6.91%
Weighted-average loan size	$123,469	$124,351	$124,384	$126,423	$127,577	$126,680	$121,520	$122,564	$124,399	$126,552	$128,843	$131,240	$129,969
Weighted-average credit score(2)(4)	651	650	648	648	648	648	649	648	650	650	650	649	648
First-lien weighted-average loan-to-value ratio(5)	77.64%	77.65%	77.64%	77.76%	77.76%	77.78%	77.79%	77.78%	77.80%	77.82%	77.83%	77.85%	77.94%

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.
(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.
(3)	These loans are retained in the residential real estate portfolio.
(4)	Based upon most recent available FICO® score for borrowers. FICO®scores are updated quarterly.
(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.